UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
PLAYBOY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On June 16, 2026, as further described in Item 5.07 below, the stockholders of Playboy, Inc. (the “Company”) approved the amendment (the “Amendment”) of the Company’s Amended & Restated 2021 Equity and Incentive Compensation Plan (as so amended, the “Plan”) to increase the number of shares of Company common stock, par value $0.0001 per share (the “Common Stock”), available under the Plan by 10 million shares. No other changes were made to the Plan. The Amendment became effective as of June 16, 2026. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 16, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on the following seven proposals, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026:

1.To elect two Class III directors (Tracey Edmonds and James Yaffe) to the Company’s Board of Directors;
2.To approve an amendment to the Plan, to increase the number of shares of Common Stock available under such plan by 10 million shares (the “Incentive Plan Amendment Proposal”);
3.To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers (“Say on Pay”); and
5.To approve the adjournment or postponement of the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Incentive Plan Amendment Proposal (the “Adjournment Proposal”).
Below are the final voting results for each of the items voted on at the Annual Meeting, indicating that: (i) each of the director nominees received a plurality of the votes cast and, therefore, each was elected, (ii) the Incentive Plan Amendment Proposal was approved by a majority of votes cast, (iii) a majority of the votes cast voted to ratify RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iv) a majority of the votes cast voted in favor of approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, and (v) a majority of the votes cast voted to approve the Adjournment Proposal.

Election of Directors:
	For	Withheld	Broker Non-Votes
Tracey Edmonds	66,785,683	6,442,410	22,070,425
James Yaffe	66,833,063	6,395,030	22,070,425

Incentive Plan Amendment Proposal:
	For	Against	Abstain	Broker Non-Votes
Approve an amendment to the Plan to increase the number of shares of Common Stock available under the Plan by 10 million shares	64,871,388	8,324,758	31,947	22,070,425

Ratification of Auditors:
	For	Against	Abstain
Ratify the appointment of RSM US LLP as independent registered public accountants of the Company for 2026	94,484,116	582,623	231,779

Say on Pay:
	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote to approve the compensation of the Company’s named executive officers	65,300,890	7,874,378	52,825	22,070,425

Adjournment Proposal:
	For	Against	Abstain
Approve the adjournment or postponement of the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Incentive Plan Amendment Proposal	65,663,365	7,529,785	34,943

Item 8.01     Other Events.

On June 17, 2026, the Company made an investor presentation (the “Investor Presentation”) available on its website at https://investors.playboy.com/investors/events-and-presentations. The Company intends to use the Investor Presentation from time to time in investor communications and conferences. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, inclusive of any exhibits incorporated herein by reference, contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve certain risks and uncertainties, including statements regarding anticipated financial performance and results of the Company, the pending completion of a previously disclosed investment in the Company, the planned use of proceeds from such investment, further deleveraging of the Company, and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Additionally, the Investor Presentation contains forward-looking statements regarding the business, plans and results of the Company and its subsidiaries. The Company cannot give any assurance that its business or plans will be successful and/or that its operational and/or financial results will be realized as expected. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, and which could cause actual results to differ materially from those contemplated in such forward-looking statements, including, but not limited to, the risks as may be detailed from time to time in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports the Company files with the U.S. Securities and Exchange Commission. The Company’s actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to the Playboy, Inc. Amended & Restated 2021 Equity Incentive Compensation Plan, effective as of June 16, 2026
99.1	Investor Presentation, made available June 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2026	PLAYBOY, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary